UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

FORM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 2, 2017, FORM Holdings Corp. (the “Company”) completed the acquisition of Excalibur Integrated Systems, Inc. (“Excalibur”) from each of the holders of the capital stock of Excalibur (the “Sellers”), pursuant to a Stock Purchase Agreement, dated as of February 2, 2017, by and among the Company, Excalibur, the Sellers and the Sellers’ representative (the “Purchase Agreement”). The Company acquired 100% of the capital stock of Excalibur, an end-to-end solutions provider of mobile hardware devices, wireless network security, data networking, telephony and mobile application development and software solutions, which will be added to the Company’s Group Mobile segment.

In consideration for the acquisition, the Company issued to the Sellers an aggregate of 888,573 unregistered shares of the Company’s common stock, par value $0.01 per share. The Sellers will, in the three years following the closing of this transaction, also receive $500,000 for each $2,000,000 of gross profit generated by a specified list of Excalibur accounts (Shaw Industries Corp., MAHLE Corporation, Eastman Chemical, Nissan Motor Corporation, Husqvarna Group, VT Engineering Systems and Camping World) annually, until such cumulative gross profit reaches $6,000,000, and an additional $500,000 when such cumulative profit reaches $10,000,000, such amounts payable in either cash or the Company’s common stock, at the election of the Company.

The Purchase Agreement also contains representations, warranties, and covenants customary for transactions of this type.

The foregoing description of the Purchase Agreement is incomplete, and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached to this Current Report as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above and referenced under Item 1.01 that relates to the issuance of the Company’s common stock is hereby incorporated by reference into this Item 3.02. The issuance of the Company’s common stock was made in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibits
10.1	Form of Stock Purchase Agreement, dated as of February 2, 2016, by and between FORM Holdings Corp., Excalibur Integrated Systems, Inc., each of the holders of the capital stock of Excalibur, and the sellers’ representative.

99.1	Press Release of FORM Holdings Corp., dated February 3, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM HOLDINGS CORP.

Dated: February 3, 2017	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer